THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

Date of Issuance: March 15, 2018

EMPIRE RESORTS, INC.
Common Stock Warrant
Empire Resorts, Inc. (the “Company”), for value received, hereby certifies that Monticello Harness Horsemen’s Association (the “Registered Holder”), is entitled, subject to the terms of this Common Stock Warrant (the “Warrant”) set forth below, to purchase from the Company, at any time after the Date of Issuance (the “Commencement Date”) and on or before seven (7) years from the Closing, as defined in the Securities Acquisition Agreement, dated November 3, 2014 (the “Agreement”), by and between the Company and the Registered Holder (the “Expiration Date”), up to Sixty Thousand (60,000) shares of Common Stock of the Company (the “Warrant Stock”), par value $0.01 per share (the “Common Stock”), at a per share exercise price (the “Exercise Price”) equal to $81.50 per share (subject to adjustment as set forth in Section 2).
1.    Exercise.
(a)    Method of Exercise. This Warrant may be exercised by the Registered Holder, in whole or in part, by delivering the form appended hereto as Exhibit A duly executed by such Registered Holder (the “Exercise Notice”), at the principal office of the Company, or at such other office or agency as the Company may designate in writing prior to the date of such exercise, accompanied by payment in full of the Exercise Price payable with respect to the number of shares of Warrant Stock purchased upon such exercise. The Exercise Price must be paid by cash, check or wire transfer in immediately available funds for the Warrant Stock being purchased by the Registered Holder, except as provided in Section 1(c).
(b)    Effective Time of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which the Exercise Notice has been delivered to the Company (the “Exercise Date”) as provided in this Section 1. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.
(c)    Broker-Assisted Cashless Exercise. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant in the manner set forth in Section 1(a), the Registered Holder may elect to exercise this Warrant, or a portion hereof, and to pay for the Warrant Stock by way of a broker-assisted cashless exercise (a “Broker-Assisted Cashless Exercise”).
(d)     Delivery to Holder. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within three (3) business days thereafter (the “Warrant Stock Delivery Date”), the Company will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:
(i)    a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and
(ii)    in case such exercise is in part only, a new warrant or warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares surrendered for exercise as provided in Section 1(a).
2.     Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

(a)          Reclassification, etc. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall, by reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 2.

(b)          Split, Subdivision or Combination of Warrant Stock. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination and number increased or decreased proportionally.

(d)          Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such holder, furnish or cause to be furnished to such holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

3.    Transfers.
(a)    Unregistered Security. The holder of this Warrant acknowledges that this Warrant has not been registered under the Securities Act and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock (or Common Stock) issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock (or Common Stock) under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required.
(b)    Transferability. This Warrant and all rights hereunder are not transferable.
(c)    Warrant Register. The Company will maintain a register containing the names and addresses of the Registered Holder of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes. The Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.
(d)          Compliance with Securities Laws.

(i)          The Warrant and the Warrant Stock are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and applicable regulations thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Holder represents that it is familiar with the Securities and Exchange Commission (“SEC”) Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Company is under no obligation to register any of the securities sold hereunder. No public market now exists for this Warrant and it is uncertain whether a public market will ever exist for this Warrant.

(ii)          This Warrant and all certificates for the Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR SATISFACTORY ASSURANCES TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED WITH RESPECT TO SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION.”

4.    Termination. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate at 5:00 p.m., Eastern Time, on the Expiration Date.
5.    Reservation of Stock. The Company covenants that at all times it will have authorized, reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. The Company covenants that all Warrant Stock that may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock upon the exercise of the purchase rights under this Warrant by the Registered Holder. The Company will take all such reasonable action as may be necessary to assure that such Warrant Stock may be issued as provided herein without violation of any applicable law or regulation. In no event shall the Company be obligated to cash settle the Warrant.
6.    Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.
7.    Notices. Any notice required or permitted by this Warrant shall be in writing and shall be deemed duly given upon receipt, when delivered personally or by courier, overnight delivery service, confirmed facsimile or electronic mail, or 48 hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth on the signature page of this Warrant or as subsequently modified by written notice to the Registered Holder.
8.    No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.
9.    No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall round the amount of Warrant Stock issuable to the nearest whole share.
10.    Consent, Amendment or Waiver. Any term of this Warrant may be amended or waived upon written consent of the Company and the Registered Holders of a majority of the Warrant Stock issuable upon the issued and outstanding Warrants.
11.    Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
12.    Governing Law. This Warrant and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.
13.    Counterparts. This Warrant may be executed in counterparts, and each such counterpart shall be deemed an original for all purposes.

IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first above written.
EMPIRE RESORTS, INC.

By: /s/ Ryan Eller________________________
Name: Ryan Eller
Title: President and Chief Executive Officer

(A)
Exhibit A

WARRANT EXERCISE FORM
[To be executed only upon exercise of Warrant]

To EMPIRE RESORTS, INC.:

The undersigned registered holder of the within Warrant hereby irrevocably exercises the Warrant with respect to ________________________ Warrant Stock, at an exercise price per share of $[ ], and requests that the certificates for such Warrant Stock be issued in the name of, and delivered to:

______________________________________
______________________________________
______________________________________
______________________________________

The undersigned is hereby making payment for the Warrant Stock in the following manner: [check one]

[ ]    by cash in accordance with Section 1(a) of the Warrant

[ ]    via cashless exercise in accordance with Section 1(c) of the Warrant in the following manner:

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

The undersigned hereby represents and warrants that it is, and has been since its acquisition of the Warrant, the record and beneficial owner of the Warrant.

Dated: _______________

________________________________________
Print or Type Name

________________________________________
(Signature must conform in all respects to name of holder as specified on the face of Warrant)

________________________________________
(Street Address)

________________________________________
(City) (State) (Zip Code)
Exhibit B

ASSIGNMENT FORM
[To be executed only upon transfer of Warrant]

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _____________________ [include name and addresses] the rights represented by the Warrant to purchase __________ shares of Common Stock of EMPIRE RESORTS, INC. to which the Warrant relates, and appoints _____________________ Attorney to make such transfer on the books of EMPIRE RESORTS, INC. maintained for the purpose, with full power of substitution in the premises.

Dated:         ________________________________________
(Signature must conform in all respects
to name of holder as specified on the
face of Warrant)

________________________________________
(Street Address)

________________________________________
(City) (State) (Zip Code)

Signed in the presence of:

________________________________________
(Signature of Transferee)

________________________________________
(Street Address)

________________________________________
(City) (State) (Zip Code)

Signed in the presence of: